Exhibit 99 (b)
BALANCE SHEETS
BOK FINANCIAL CORPORATION
(In thousands)

                                                                     Period Ended
                                                  ---------------------------------------------------
                                                   September 30,       June 30,        September 30,
                                                      2009              2009              2008
                                                  -------------     --------------    --------------
                                                  (Unaudited)        (Unaudited)       (Unaudited)
 ASSETS
 Cash and due from banks                           $ 1,383,244          $ 470,553         $ 669,914
 Trading securities                                    100,898             84,548            92,588
 Funds sold and resell agreements                       39,465            112,128           105,594
 Securities:
   Available for sale                                8,358,562          7,224,673         6,279,530
   Investment                                          238,101            269,844           243,617
   Mortgage trading securities                         320,971            222,864           198,201
                                                  -------------     --------------    --------------
 Total securities                                    8,917,634          7,717,381         6,721,348
 Residential mortgage loans held for sale              172,301            326,363           113,121
 Loans:
   Commercial                                        6,370,056          6,715,851         7,273,802
   Commercial real estate                            2,560,335          2,611,693         2,713,992
   Residential mortgage                              1,829,824          1,833,975         1,669,953
   Consumer                                            851,349            908,409         1,022,223
                                                  -------------     --------------    --------------
   Total loans                                      11,611,564         12,069,928        12,679,970
 Less reserve for loan losses                         (280,902)          (263,309)         (186,516)
                                                  -------------     --------------    --------------
   Loans, net of reserve                            11,330,662         11,806,619        12,493,454
 Premises and equipment, net                           286,702            286,295           267,749
 Accrued revenue receivable                             68,617            118,718           118,096
 Intangible assets, net                                356,152            357,838           363,177
 Mortgage servicing rights, net                         66,689             67,413            68,680
 Real estate and other repossessed assets               89,507             75,243            28,088
 Bankers' acceptances                                    9,882              8,260            23,933
 Derivative contracts                                  397,110            462,971           572,391
 Cash surrender value of bank-owned life insurance     244,456            241,792           234,293
 Receivable on unsettled securities trades                   -            237,200           169,494
 Other assets                                          413,522            394,997           335,882
                                                  -------------     --------------    --------------
 TOTAL ASSETS                                     $ 23,876,841       $ 22,768,319      $ 22,377,802
                                                  =============     ==============    ==============

 LIABILITIES AND EQUITY
 Deposits:
   Demand                                          $ 3,462,188        $ 2,825,179       $ 3,005,163
   Interest-bearing transaction                      7,380,449          7,091,471         6,606,622
   Savings                                             167,896            166,806           156,847
   Time                                              4,084,813          4,571,933         4,817,551
                                                  -------------     --------------    --------------
 Total deposits                                     15,095,346         14,655,389        14,586,183
 Funds purchased and
   repurchase agreements                             2,198,900          2,798,274         3,667,225
 Other borrowings                                    3,189,948          2,152,177         1,077,450
 Subordinated debentures                               398,502            398,465           398,372
 Accrued interest, taxes, and expense                  123,409            119,003           120,280
 Bankers' acceptances                                    9,882              8,260            23,933
 Due on unsettled securities trades                    133,974                  -                 -
 Derivative contracts                                  395,197            445,463           377,973
 Other liabilities                                     127,689            125,126           166,597
                                                  -------------     --------------    --------------
 TOTAL LIABILITIES                                  21,672,847         20,702,157        20,418,013
 Shareholders' equity:
   Capital, surplus and retained earnings            2,185,776          2,149,020         2,046,752
   Accumulated other comprehensive loss                   (763)           (98,448)         (106,249)
                                                  -------------     --------------    --------------
 TOTAL SHAREHOLDERS' EQUITY                          2,185,013          2,050,572         1,940,503
   Non-controlling interest                             18,981             15,590            19,286
                                                  -------------     --------------    --------------
 TOTAL EQUITY                                        2,203,994          2,066,162         1,959,789
                                                  -------------     --------------    --------------
 TOTAL LIABILITIES AND EQUITY                     $ 23,876,841       $ 22,768,319      $ 22,377,802
                                                  =============     ==============    ==============

 AVERAGE BALANCE SHEETS - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands)

                                                                                Quarter Ended
                                              -------------------------------------------------------------------------------------
                                               September 30,       June 30,         March 31,       December 31,      September 30,
                                                  2009              2009              2009             2008              2008
                                              -------------     --------------    --------------   --------------    --------------
ASSETS
Trading securities                                $ 64,763          $ 112,960         $ 111,962         $ 78,840          $ 66,419
Funds sold and resell agreements                    67,032             29,277            50,701           48,246            79,862
Securities:
  Available for sale                             7,782,254          7,242,931         6,645,086        6,409,906         5,945,220
  Investment                                       235,967            271,068           238,562          242,503           239,655
  Mortgage trading securities                      267,591            365,434           453,304          237,319           126,837
                                              -------------     --------------    --------------   --------------    --------------
Total securities                                 8,285,812          7,879,433         7,336,952        6,889,728         6,311,712
Residential mortgage loans held for sale           176,403            286,077           201,135          121,184           116,533
Loans:
  Commercial                                     6,521,438          6,901,057         7,182,481        7,452,799         7,228,814
  Commercial real estate                         2,621,176          2,684,020         2,762,789        2,716,465         2,696,503
  Residential mortgage                           1,873,457          1,884,023         1,841,006        1,641,023         1,655,710
  Consumer                                         871,347            933,950           998,489        1,016,409         1,015,796
                                              -------------     --------------    --------------   --------------    --------------
Total loans                                     11,887,418         12,403,050        12,784,765       12,826,696        12,596,823
Less allowance for loan losses                    (281,289)          (273,335)         (252,734)        (209,319)         (182,844)
                                              -------------     --------------    --------------   --------------    --------------
Total loans, net                                11,606,129         12,129,715        12,532,031       12,617,377        12,413,979
                                              -------------     --------------    --------------   --------------    --------------
Total earning assets                            20,200,139         20,437,462        20,232,781       19,755,374        18,988,504
Cash and due from banks                            828,965            638,791           661,433          534,039           499,992
Cash surrender value of bank-owned life insurance  242,715            240,199           237,805          235,195           232,465
Derivative contracts                               401,887            493,448           476,091          352,083           900,777
Other assets                                     1,376,828          1,264,131         1,335,259        1,394,960         1,199,425
                                              -------------     --------------    --------------   --------------    --------------
TOTAL ASSETS                                  $ 23,050,534       $ 23,074,031      $ 22,943,369     $ 22,271,651      $ 21,821,163
                                              =============     ==============    ==============   ==============    ==============

LIABILITIES AND EQUITY
Deposits:
  Demand                                       $ 3,392,578        $ 3,183,338       $ 2,864,751      $ 2,712,384       $ 2,739,209
  Interest-bearing transaction                   7,162,477          6,854,003         6,610,805        6,116,465         6,565,935
  Savings                                          167,677            167,813           159,537          155,784           159,856
  Time                                           4,404,854          5,123,947         5,215,091        5,109,303         4,792,366
                                              -------------     --------------    --------------   --------------    --------------
Total deposits                                  15,127,586         15,329,101        14,850,184       14,093,936        14,257,366
Funds purchased and
  repurchase agreements                          2,284,985          2,316,990         2,562,066        3,095,054         3,061,186
Other borrowings                                 2,173,103          1,951,699         2,158,963        1,986,857         1,390,233
Subordinated debentures                            398,484            398,456           398,425          398,392           398,361
Derivative contracts                               392,277            536,232           641,974          494,778           509,057
Other liabilities                                  539,129            534,889           416,242          293,752           258,775
                                              -------------     --------------    --------------   --------------    --------------
TOTAL LIABILITIES                               20,915,564         21,067,367        21,027,854       20,362,769        19,874,978
Total equity                                     2,134,970          2,006,664         1,915,515        1,908,882         1,946,185
                                              -------------     --------------    --------------   --------------    --------------
TOTAL LIABILITIES AND EQUITY                  $ 23,050,534       $ 23,074,031      $ 22,943,369     $ 22,271,651      $ 21,821,163
                                              =============     ==============    ==============   ==============    ==============

 STATEMENTS OF EARNINGS - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands, except per share data)

                                                           Quarter Ended                     Nine Months Ended
                                                  --------------------------------    -------------------------------
                                                           September 30,                       September 30,
                                                  --------------------------------    -------------------------------
                                                      2009              2008              2009             2008
                                                  -------------     --------------    --------------   --------------
 Interest revenue                                    $ 226,246          $ 263,358         $ 690,158        $ 799,485
 Interest expense                                       45,785             99,010           164,272          329,070
                                                  -------------     --------------    --------------   --------------
 Net interest revenue                                  180,461            164,348           525,886          470,415
 Provision for credit losses                            55,120             52,711           147,280          129,592
                                                  -------------     --------------    --------------   --------------
 Net interest revenue after
   provision for credit losses                         125,341            111,637           378,606          340,823

 Other operating revenue
   Brokerage and trading revenue                        24,944             30,846            71,437           19,297
   Transaction card revenue                             26,264             25,632            79,225           74,976
   Trust fees and commissions                           16,315             20,100            49,685           61,836
   Deposit service charges and fees                     30,464             30,404            86,290           88,289
   Mortgage banking revenue                             13,197              7,145            51,577           23,382
   Bank-owned life insurance                             2,634              2,829             7,369            7,999
   Margin asset fees                                        51              1,934               186            8,361
   Other revenue                                         6,087              7,768            18,794           20,124
                                                  -------------     --------------    --------------   --------------
  Total fees and commissions                           119,956            126,658           364,563          304,264
   Gain (loss) on other assets                           3,223               (841)            4,339           (1,986)
   Gain (loss) on derivatives, net                        (294)             4,366            (2,995)           3,518
   Gain (loss) on securities, net                       12,266              2,103            38,845            6,787
   Total other-than-temporary impairment losses         (6,133)                 -           (61,764)          (5,306)
   Portion of loss recognized in other comprehensive
      income                                            (2,752)                 -           (41,839)               -
                                                  -------------     --------------    --------------   --------------
   Net impairment losses recognized in earnings         (3,381)                 -           (19,925)          (5,306)
                                                  -------------     --------------    --------------   --------------
   Total other operating revenue                       131,770            132,286           384,827          307,277

 Other operating expense
   Personnel                                            98,012             87,549           286,830          265,252
   Business promotion                                    4,827              5,837            13,824           16,253
   Professional fees and services                        7,555              6,501            21,430           19,122
   Net occupancy and equipment                          15,884             15,570            48,115           45,731
   Insurance                                             6,092              2,436            17,628            8,772
   FDIC special assessment                                   -                  -            11,773                -
   Data processing and communications                   20,413             19,911            60,171           58,327
   Printing, postage and supplies                        3,716              4,035            12,359           12,610
   Net (gains) losses and operating expenses
     of repossessed assets                               3,497               (136)            6,299               13
   Amortization of intangible assets                     1,686              1,884             5,058            5,694
   Mortgage banking costs                                8,065              5,811            24,868           17,546
   Change in fair value of mortgage servicing rights     2,981              5,554            (6,839)           8,083
   Visa retrospective responsibility obligation              -              1,700                 -           (1,067)
   Other expense                                         6,004              7,638            18,780           20,626
                                                  -------------     --------------    --------------   --------------
 Total other operating expense                         178,732            164,290           520,296          476,962

 Net income before taxes                                78,379             79,633           243,137          171,138
 Federal and state income taxes                         24,772             22,958            81,925           54,546
                                                  -------------     --------------    --------------   --------------

 Net income before non-controlling interest             53,607             56,675           161,212          116,592
 Net income (loss) attributable to non-controlling
   interest                                              2,947                (10)            3,405           (1,197)
                                                  -------------     --------------    --------------   --------------

 Net income attributable to BOK Financial Corporation $ 50,660           $ 56,685         $ 157,807        $ 117,789
                                                  =============     ==============    ==============   ==============

 Average shares outstanding:
    Basic                                           67,392,059         67,263,317        67,351,436       67,305,916
    Diluted                                         67,513,700         67,432,444        67,450,172       67,463,012

 Net income per share:
   Basic                                                $ 0.75             $ 0.84            $ 2.33           $ 1.75
                                                  =============     ==============    ==============   ==============
   Diluted                                              $ 0.75             $ 0.84            $ 2.33           $ 1.74
                                                  =============     ==============    ==============   ==============

 FINANCIAL HIGHLIGHTS - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands, except ratio and share data)

                                                                                 Quarter Ended
                                                  ----------------------------------------------------------------------------------
                                                   September 30,      June 30,         March 31,      December 31,     September 30,
                                                      2009             2009              2009            2008             2008
                                                  -------------    --------------    --------------  --------------   --------------
 Capital:
   Period-end shareholders' equity                 $ 2,185,013       $ 2,050,572       $ 1,931,300     $ 1,846,257      $ 1,940,503
   Risk weighted assets                           $ 17,515,147      $ 18,338,540      $ 18,355,862    $ 18,401,051     $ 18,347,504
   Risk-based capital ratios:
     Tier 1                                             10.56%             9.86%             9.66%           9.40%            9.31%
     Total capital                                      14.10%            13.34%            13.08%          12.81%           12.62%
   Leverage ratio                                        8.16%             7.97%             7.85%           7.89%            7.94%
   Tangible common equity ratio (A)                      7.78%             7.55%             6.84%           6.64%            7.16%
   Tier 1 common equity ratio (B)                       10.45%             9.77%             9.58%           9.32%            9.20%

 Common stock:
   Book value per share                                $ 32.27           $ 30.30           $ 28.57         $ 27.36          $ 28.78

   Market value per share:
        High                                           $ 48.10           $ 43.02           $ 40.71         $ 54.42          $ 53.94
        Low                                            $ 34.81           $ 34.46           $ 22.95         $ 38.40          $ 38.61

   Cash dividends paid                                $ 16,280          $ 16,184          $ 15,027        $ 15,358         $ 15,170
   Dividend payout ratio                                32.14%            31.05%            27.31%          43.33%           26.76%
   Shares outstanding, net                          67,707,547        67,674,442        67,589,045      67,473,086       67,433,837
   Stock buy-back program:
       Shares repurchased                                    -                 -                 -               -           75,000
       Amount                                              $ -               $ -               $ -             $ -      $ 3,337,000
                                                  -------------    --------------    --------------  --------------   --------------
        Average price per share                     $        -               $ -               $ -             $ -          $ 44.49
                                                  =============    ================  ==============  ==============   ==============

 Performance ratios (quarter annualized):
  Return on average assets                               0.87%             0.91%             0.97%           0.63%            1.03%
  Return on average equity                               9.41%            10.42%            11.65%           7.39%           11.59%
  Net interest margin                                    3.63%             3.55%             3.47%           3.57%            3.48%
  Efficiency ratio                                      58.09%            61.02%            57.10%          54.94%           54.19%

 Other data:
     Gain (loss) on economic hedge of mortgage
        servicing rights                               $ 3,560         $ (10,199)         $ (2,118)       $ 15,089          $ 1,186
     Trust assets                                 $ 29,945,585      $ 29,288,041      $ 28,700,791    $ 30,454,512     $ 33,242,296
     Mortgage servicing portfolio                  $ 6,339,764       $ 6,082,501       $ 5,515,893     $ 5,256,159      $ 5,167,584
     Mortgage loan fundings during the quarter       $ 536,173       $ 1,023,272         $ 708,561       $ 214,521        $ 258,171
     Mortgage loan refinances to total fundings         49.00%            71.00%            73.51%          34.84%           25.14%
     Tax equivalent adjustment                         $ 1,982           $ 1,791           $ 2,105         $ 2,063          $ 1,927
     Unrealized gain (loss) on available for sale
        securities                                    $ 30,898        $ (128,492)       $ (261,856)     $ (330,973)      $ (158,652)

 (A) Tangible common equity ratio is a non-GAAP measure.
        Reconciliation to a GAAP financial measure follows:
         Total shareholders' equity                $ 2,185,013       $ 2,050,572       $ 1,931,300     $ 1,846,257      $ 1,940,503
         Less:  intangible assets, net                (356,152)         (357,838)         (359,523)       (361,209)        (363,177)
                                                  -------------    --------------    --------------  --------------   --------------
         Tangible common equity                    $ 1,828,861       $ 1,692,734       $ 1,571,777     $ 1,485,048      $ 1,577,326
                                                  =============    ==============    ==============  ==============   ==============

         Total assets                             $ 23,876,841      $ 22,768,319      $ 23,333,442    $ 22,734,648     $ 22,377,802
         Less:  intangible assets, net                (356,152)         (357,838)         (359,523)       (361,209)        (363,177)
                                                  -------------    --------------    --------------  --------------   --------------
                                                  $ 23,520,689      $ 22,410,481      $ 22,973,919    $ 22,373,439     $ 22,014,625
                                                  =============    ==============    ==============  ==============   ==============

         Tangible common equity ratio                    7.78%             7.55%             6.84%           6.64%            7.16%

 (B) Tier 1 common equity ratio is a non-GAAP measure.
        Reconciliation to a GAAP financial measure follows:
         Tier 1 capital                            $ 1,849,254       $ 1,807,705       $ 1,773,576     $ 1,728,926      $ 1,707,390
         Less:  non-controlling interest               (18,981)          (15,590)          (14,751)        (13,855)         (19,286)
                                                  -------------    --------------    --------------  --------------   --------------
         Tier 1 common equity                      $ 1,830,273       $ 1,792,115       $ 1,758,825     $ 1,715,071      $ 1,688,104
                                                  =============    ==============    ==============  ==============   ==============

         Risk weighted assets                     $ 17,515,147      $ 18,338,540      $ 18,355,862    $ 18,401,051     $ 18,347,504

         Tier 1 common equity ratio                     10.45%             9.77%             9.58%           9.32%            9.20%

 QUARTERLY EARNINGS TRENDS - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands, except ratio and per share data)

                                                                                 Quarter Ended
                                                  ----------------------------------------------------------------------------------
                                                   September 30,      June 30,       March 31,       December 31,      September 30,
                                                      2009             2009            2009             2008              2008
                                                  -------------    --------------  --------------   --------------    --------------
 Interest revenue                                    $ 226,246         $ 230,685       $ 233,227        $ 262,160         $ 263,358
 Interest expense                                       45,785            55,105          63,382           85,713            99,010
                                                  -------------    --------------  --------------   --------------    --------------
 Net interest revenue                                  180,461           175,580         169,845          176,447           164,348
 Provision for credit losses                            55,120            47,120          45,040           73,001            52,711
                                                  -------------    --------------  --------------   --------------    --------------
 Net interest revenue after
   provision for credit losses                         125,341           128,460         124,805          103,446           111,637

 Other operating revenue
   Brokerage and trading revenue                        24,944            21,794          24,699           23,507            30,846
   Transaction card revenue                             26,264            27,533          25,428           25,177            25,632
   Trust fees and commissions                           16,315            16,860          16,510           17,143            20,100
   Deposit service charges and fees                     30,464            28,421          27,405           29,239            30,404
   Mortgage banking revenue                             13,197            19,882          18,498            7,217             7,145
   Bank-owned life insurance                             2,634             2,418           2,317            2,682             2,829
   Margin asset fees                                        51                68              67              187             1,934
   Other revenue                                         6,087             6,124           6,583            5,778             7,768
                                                   -------------    -------------   --------------   --------------    -------------
  Total fees and commissions                           119,956           123,100         121,507          110,930           126,658
   Gain (loss) on other assets                           3,223               973             143           (7,420)             (841)
   Gain (loss) on derivatives, net                        (294)           (1,037)         (1,664)          (2,219)            4,366
   Gain (loss) on securities, net                       12,266             6,471          20,108           20,156             2,103
   Total other-than-temporary impairment losses         (6,133)           (1,263)        (54,368)               -                 -
   Portion of loss recognized in other comprehensive
      income                                            (2,752)              279         (39,366)               -                 -
                                                  -------------    --------------  --------------   --------------    --------------
   Net impairment losses recognized in earnings         (3,381)           (1,542)        (15,002)               -                 -
                                                  -------------    --------------  --------------   --------------    --------------
   Total other operating revenue                       131,770           127,965         125,092          121,447           132,286

 Other operating expense
   Personnel                                            98,012            96,191          92,627           87,695            87,549
   Business promotion                                    4,827             4,569           4,428            7,283             5,837
   Professional fees and services                        7,555             7,363           6,512            7,923             6,501
   Net occupancy and equipment                          15,884            15,973          16,258           14,901            15,570
   Insurance                                             6,092             5,898           5,638            3,216             2,436
   FDIC special assessment                                   -            11,773               -                -                 -
   Data processing and communications                   20,413            20,452          19,306           19,720            19,911
   Printing, postage and supplies                        3,716             4,072           4,571            3,823             4,035
   Net (gains) losses and operating expenses
     of repossessed assets                               3,497               996           1,806            1,006              (136)
   Amortization of intangible assets                     1,686             1,686           1,686            1,967             1,884
   Mortgage banking costs                                8,065             9,336           7,467            4,967             5,811
   Change in fair value of mortgage servicing rights     2,981            (7,865)         (1,955)          26,432             5,554
   Visa retrospective responsibility obligation              -                 -               -           (1,700)            1,700
   Other expense                                         6,004             5,326           7,450            8,209             7,638
                                                  -------------    --------------  --------------   --------------    --------------
 Total other operating expense                         178,732           175,770         165,794          185,442           164,290

 Net income before taxes                                78,379            80,655          84,103           39,451            79,633
 Federal and state income taxes                         24,772            28,315          28,838           10,363            22,958
                                                  -------------    --------------  --------------   --------------    --------------

 Net income before non-controlling interest             53,607            52,340          55,265           29,088            56,675
 Net income (loss) attributable to non-controlling
    interest                                             2,947               225             233           (6,355)              (10)
                                                  -------------    --------------  --------------   --------------    --------------

 Net income attributable to BOK Financial Corporation $ 50,660          $ 52,115        $ 55,032         $ 35,443          $ 56,685
                                                  =============    ==============  ==============   ==============    ==============

 Average shares outstanding:
    Basic                                           67,392,059        67,344,577      67,315,986       67,294,069        67,263,317
    Diluted                                         67,513,700        67,448,029      67,387,102       67,456,267        67,432,444

 Net income per share:
   Basic                                                $ 0.75            $ 0.77          $ 0.81        $ 0.53                $0.84
   Diluted                                              $ 0.75            $ 0.77          $ 0.81        $ 0.52                $0.84

 LOANS BY PRINCIPAL MARKET AREA - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands)

                                                                                Quarter Ended
                                              -------------------------------------------------------------------------------------
                                               September 30,       June 30,         March 31,       December 31,      September 30,
                                                  2009              2009              2009             2008              2008
                                              -------------     --------------    --------------   --------------    --------------
Oklahoma:
    Commercial                                 $ 2,738,217        $ 2,918,478       $ 3,119,362      $ 3,356,520       $ 3,368,823
    Commercial real estate                         815,362            855,742           881,620          843,576           827,357
    Residential mortgage                         1,245,917          1,249,104         1,234,417        1,196,924         1,134,066
    Consumer                                       483,369            521,431           562,021          579,809           580,211
                                              -------------     --------------    --------------   --------------    --------------
        Total Oklahoma                           5,282,865          5,544,755         5,797,420        5,976,829         5,910,457

Texas:
    Commercial                                   2,075,379          2,182,756         2,277,186        2,353,860         2,205,169
    Commercial real estate                         734,742            741,199           816,830          825,769           853,653
    Residential mortgage                           335,797            345,780           337,044          315,438           307,655
    Consumer                                       188,374            196,752           214,134          212,820           214,133
                                              -------------     --------------    --------------   --------------    --------------
        Total Texas                              3,334,292          3,466,487         3,645,194        3,707,887         3,580,610

New Mexico:
    Commercial                                     344,910            380,378           393,180          418,732           442,644
    Commercial real estate                         344,988            313,190           315,511          286,574           281,061
    Residential mortgage                            88,271             90,944            99,805           98,018            95,165
    Consumer                                        18,176             18,826            19,900           18,616            18,296
                                              -------------     --------------    --------------   --------------    --------------
        Total New Mexico                           796,345            803,338           828,396          821,940           837,166

Arkansas:
    Commercial                                      99,559             97,676            99,955          103,446           104,630
    Commercial real estate                         128,984            133,026           133,227          134,015           127,925
    Residential mortgage                            19,128             19,015            17,145           16,875            16,941
    Consumer                                       136,461            152,620           168,971          175,647           183,543
                                              -------------     --------------    --------------   --------------    --------------
        Total Arkansas                             384,132            402,337           419,298          429,983           433,039

Colorado:
    Commercial                                     569,549            595,858           675,223          660,546           598,519
    Commercial real estate                         249,879            269,923           267,035          261,820           266,739
    Residential mortgage                            68,667             58,557            59,120           53,875            49,676
    Consumer                                        18,272             14,097            14,599           16,141            18,328
                                              -------------     --------------    --------------   --------------    --------------
        Total Colorado                             906,367            938,435         1,015,977          992,382           933,262

Arizona:
    Commercial                                     219,330            215,540           211,953          211,356           213,861
    Commercial real estate                         257,169            262,607           285,841          319,525           326,615
    Residential mortgage                            57,304             58,265            61,605           62,123            58,800
    Consumer                                         4,826              3,229             5,261            6,075             5,551
                                              -------------     --------------    --------------   --------------    --------------
        Total Arizona                              538,629            539,641           564,660          599,079           604,827

Kansas:
    Commercial                                     323,112            325,165           324,671          307,143           340,156
    Commercial real estate                          29,211             36,006            32,017           29,969            30,642
    Residential mortgage                            14,740             12,310            10,814            9,321             7,650
    Consumer                                         1,871              1,454             1,469            1,473             2,161
                                              -------------     --------------    --------------   --------------    --------------
        Total Kansas                               368,934            374,935           368,971          347,906           380,609

                                              -------------     --------------    --------------   --------------    --------------
TOTAL BOK FINANCIAL                            $ 11,611,564      $ 12,069,928      $ 12,639,9168    $ 12,876,006      $ 12,679,970
                                              =============     ==============    ==============   ==============    ==============

 DEPOSITS BY PRINCIPAL MARKET AREA - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands)

                                                                                 Quarter Ended
                                              -------------------------------------------------------------------------------------
                                               September 30,       June 30,         March 31,       December 31,      September 30,
                                                  2009              2009              2009             2008              2008
                                              -------------     --------------    --------------   --------------    --------------
Oklahoma:
    Demand                                     $ 1,895,980        $ 1,451,057       $ 1,651,111      $ 1,683,374       $ 1,681,325
    Interest-bearing:
       Transaction                               4,566,058          4,374,089         4,089,838        4,117,729         4,151,430
       Savings                                      93,443             94,048            95,827           86,476            86,900
       Time                                      1,765,980          2,033,312         2,876,313        3,104,933         3,036,297
                                              -------------     --------------    --------------   --------------    --------------
    Total interest-bearing                       6,425,481          6,501,449         7,061,978        7,309,138         7,274,627
                                              -------------     --------------    --------------   --------------    --------------
Total Oklahoma                                   8,321,461          7,952,506         8,713,089        8,992,512         8,955,952
                                              -------------     --------------    --------------   --------------    --------------

Texas:
    Demand                                       1,138,794          1,002,266         1,021,424        1,067,456           956,846
    Interest-bearing:
       Transaction                               1,716,460          1,660,642         1,527,399        1,460,576         1,543,974
       Savings                                      35,724             33,992            33,867           32,071            32,400
       Time                                      1,007,579          1,035,919         1,054,632          857,416           794,911
                                              -------------     --------------    --------------   --------------    --------------
    Total interest-bearing                       2,759,763          2,730,553         2,615,898        2,350,063         2,371,285
                                              -------------     --------------    --------------   --------------    --------------
Total Texas                                      3,898,557          3,732,819         3,637,322        3,417,519         3,328,131
                                              -------------     --------------    --------------   --------------    --------------

New Mexico:
    Demand                                         216,330            175,033           180,308          155,345           176,477
    Interest-bearing:
       Transaction                                 424,528            434,498           401,000          397,382           376,941
       Savings                                      18,039             18,255            17,858           16,289            16,316
       Time                                        511,507            542,388           561,300          522,894           475,560
                                              -------------     --------------    --------------   --------------    --------------
    Total interest-bearing                         954,074            995,141           980,158          936,565           868,817
                                              -------------     --------------    --------------   --------------    --------------
Total New Mexico                                 1,170,404          1,170,174         1,160,466        1,091,910         1,045,294
                                              -------------     --------------    --------------   --------------    --------------

Arkansas:
    Demand                                          19,077             17,261            16,503           16,293            23,565
    Interest-bearing:
       Transaction                                  85,061             73,972            63,924           38,566            19,146
       Savings                                       1,131              1,031             1,100            1,083               865
       Time                                        137,109            162,505           150,015           75,579            47,684
                                              -------------     --------------    --------------   --------------    --------------
    Total interest-bearing                         223,301            237,508           215,039          115,228            67,695
                                              -------------     --------------    --------------   --------------    --------------
Total Arkansas                                     242,378            254,769           231,542          131,521            91,260
                                              -------------     --------------    --------------   --------------    --------------

Colorado:
    Demand                                         121,555            113,895           111,048          116,637           115,677
    Interest-bearing:
       Transaction                                 477,418            445,521           466,276          480,113           440,888
       Savings                                      18,518             18,144            18,905           17,660            19,300
       Time                                        520,906            579,709           584,971          532,475           428,872
                                              -------------     --------------    --------------   --------------    --------------
    Total interest-bearing                       1,016,842          1,043,374         1,070,152        1,030,248           889,060
                                              -------------     --------------    --------------   --------------    --------------
Total Colorado                                   1,138,397          1,157,269         1,181,200        1,146,885         1,004,737
                                              -------------     --------------    --------------   --------------    --------------

Arizona:
    Demand                                          54,046             55,975            54,362           39,424            45,725
    Interest-bearing:
       Transaction                                  95,242             89,842            66,809           56,985            64,463
       Savings                                         971              1,282               970            1,014             1,033
       Time                                         56,809             59,775            54,923           34,290            14,433
                                              -------------     --------------    --------------   --------------    --------------
    Total interest-bearing                         153,022            150,899           122,702           92,289            79,929
                                              -------------     --------------    --------------   --------------    --------------
Total Arizona                                      207,068            206,874           177,064          131,713           125,654
                                              -------------     --------------    --------------   --------------    --------------

Kansas / Missouri:
    Demand                                          16,406              9,692            16,140            3,850             5,548
    Interest-bearing:
       Transaction                                  15,682             12,907            11,976           10,999             9,780
       Savings                                          70                 54               117               42                33
       Time                                         84,923            158,325           141,505           55,656            19,794
                                              -------------     --------------    --------------   --------------    --------------
    Total interest-bearing                         100,675            171,286           153,598           66,697            29,607
                                              -------------     --------------    --------------   --------------    --------------
Total Kansas / Missouri                            117,081            180,978           169,738           70,547            35,155
                                              -------------     --------------    --------------   --------------    --------------

TOTAL BOK FINANCIAL                            $ 15,095,346      $ 14,655,389      $ 15,270,4219    $ 14,982,607      $ 14,586,183
                                              =============     ==============    ==============   ==============    ==============

 NET INTEREST MARGIN TREND - UNAUDITED
 BOK FINANCIAL CORPORATION

                                                                                 Quarter Ended
                                                ------------------------------------------------------------------------------------
                                                 September 30,      June 30,         March 31,       December 31,      September 30,
                                                    2009             2009              2009             2008              2008
                                                -------------    --------------    --------------   --------------    --------------
TAX-EQUIVALENT ASSETS YIELDS
Trading securities                                 4.72%             3.49%             3.69%            6.55%             5.61%
Funds sold and resell agreements                   0.11%             0.19%             0.24%            0.76%             1.44%
Securities:
    Taxable                                        4.18%             4.50%             4.90%            5.12%             5.09%
    Tax-exempt                                     5.03%             5.69%             6.64%            6.43%             6.64%
                                                -------------    --------------    --------------   --------------    --------------
Total securities                                   4.21%             4.54%             4.96%            5.17%             5.15%
Total loans                                        4.67%             4.64%             4.56%            5.27%             5.69%
Less Allowance for loan losses                        -                  -              -                  -                  -
                                                -------------    --------------    --------------   --------------    --------------
Total loans, net                                   4.78%             4.74%             4.65%            5.35%             5.77%
                                                -------------    --------------    --------------   --------------    --------------
Total tax-equivalent yield on earning assets       4.54%             4.65%             4.75%            5.28%             5.55%
COST OF INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
  Interest-bearing transaction                     0.65%             0.78%             0.95%            1.51%             1.72%
  Savings                                          0.48%             0.25%             0.28%            0.37%             0.37%
  Time                                             2.20%             2.48%             2.83%            3.28%             3.39%
                                                -------------    --------------    --------------   --------------    --------------
Total interest-bearing deposits                    1.23%             1.49%             1.76%            2.29%             2.39%
Funds purchased and repurchase agreements          0.32%             0.35%             0.45%            0.94%             1.98%
Other borrowings                                   0.38%             0.49%             0.58%            1.51%             2.56%
Subordinated debt                                  5.53%             5.67%             5.67%            5.48%             5.55%
                                                -------------    --------------    --------------   --------------    --------------
Total cost of interest-bearing liabilities         1.09%             1.31%             1.50%            2.02%             2.41%
                                                -------------    --------------    --------------   --------------    --------------
Tax-equivalent net interest revenue spread         3.45%             3.34%             3.25%            3.26%             3.14%
Effect of noninterest-bearing funding sources
   and other                                       0.18%             0.21%             0.22%            0.31%             0.34%
                                                -------------    --------------    --------------   --------------    --------------
Tax-equivalent net interest margin                 3.63%             3.55%             3.47%            3.57%             3.48%
                                                =============    ==============    ==============   ==============    ==============

 CREDIT QUALITY INDICATORS
 BOK FINANCIAL CORPORATION
 (In thousands, except ratios)

                                                                                   Quarter Ended
                                                  ----------------------------------------------------------------------------------
                                                   September 30,      June 30,        March 31,       December 31,     September 30,
                                                      2009             2009             2009             2008             2008
                                                  -------------    --------------   --------------   --------------   --------------
 Nonperforming assets:
   Nonaccruing loans (B):
       Commercial                                    $ 128,266         $ 126,510        $ 128,501        $ 134,846        $ 105,757
       Commercial real estate                          212,418           189,586          175,487          137,279           78,235
       Residential mortgage                             38,220            35,860           34,182           27,387           27,075
       Consumer                                          3,897             1,037            1,065              561              758
                                                  -------------    --------------   --------------   --------------   --------------
   Total nonaccruing loans                           $ 382,801         $ 352,993        $ 339,235        $ 300,073        $ 211,825
   Renegotiated loans (A)                               17,426            17,479           13,623           13,039           12,326
   Real estate and other repossessed assets             89,507            75,243           61,383           29,179           28,088
                                                  -------------    --------------   --------------   --------------   --------------
       Total nonperforming assets                    $ 489,734         $ 445,715        $ 414,241        $ 342,291        $ 252,239
                                                  =============    ==============   ==============   ==============   ==============

 Nonaccruing loans by principal market (B):
    Oklahoma                                         $ 112,610         $ 108,490        $ 105,536        $ 108,367         $ 87,885
    Texas                                               65,911            51,582           55,225           42,934           29,141
    New Mexico                                          35,541            29,640           18,046           16,016           12,293
    Arkansas                                             5,911             3,888            4,078            3,263            3,386
    Colorado                                            50,432            45,794           38,567           32,415           20,980
    Arizona                                            108,161           106,076          111,772           80,994           54,832
    Kansas                                               4,235             7,523            6,011           16,084            3,308
                                                  -------------    --------------   --------------   --------------   --------------
       Total nonaccruing loans                       $ 382,801         $ 352,993        $ 339,235        $ 300,073        $ 211,825
                                                  =============    ==============   ==============   ==============   ==============

 Nonaccruing loans by loan portfolio sector (B):
 Commercial:
    Energy                                            $ 48,992          $ 53,842         $ 49,618         $ 49,364         $ 49,839
    Manufacturing                                       17,429            16,975           18,248            7,343            6,479
    Wholesale / retail                                   7,623            10,983            8,650           18,773            7,806
    Agriculture                                             98               105              115              680              755
    Services                                            30,094            24,713           30,226           36,873           26,581
    Healthcare                                          13,758            14,222           14,288           12,118            3,300
    Other                                               10,272             5,670            7,356            9,695           10,997
                                                  -------------    --------------   --------------   --------------   --------------
       Total commercial                                128,266           126,510          128,501          134,846          105,757
 Commercial real estate:
    Land development and construction                  113,868            97,425           99,922           76,082           53,624
    Retail                                              22,254            17,474            9,893           15,625           13,011
    Office                                              31,406            27,685           23,305            7,637            3,022
    Multifamily                                         28,223            27,827           27,198           24,950              896
    Industrial                                             527               527              575            6,287              390
     Other commercial real estate                       16,140            18,648           14,594            6,698            7,292
                                                  -------------    --------------   --------------   --------------   --------------
       Total commercial real estate                    212,418           189,586          175,487          137,279           78,235
 Residential mortgage:
    Permanent mortgage                                  36,431            34,149           32,848           26,233           26,401
    Home equity                                          1,789             1,711            1,334            1,154              674
                                                  -------------    --------------   --------------   --------------   --------------
       Total residential mortgage                       38,220            35,860           34,182           27,387           27,075
 Consumer                                                3,897             1,037            1,065              561              758
                                                  -------------    --------------   --------------   --------------   --------------
       Total nonaccruing loans                       $ 382,801         $ 352,993        $ 339,235        $ 300,073        $ 211,825
                                                  =============    ==============   ==============   ==============   ==============
                                                             -                 -                -                -                -
 Performing loans 90 days past due                    $ 24,238          $ 32,479         $ 46,123         $ 19,123         $ 20,213

 Gross charge-offs                                    $ 38,581          $ 37,409         $ 34,535         $ 35,681         $ 33,926
 Recoveries                                              2,594             2,472            2,664            2,022           13,712
                                                  -------------    --------------   --------------   --------------   --------------
 Net charge-offs                                      $ 35,987          $ 34,937         $ 31,871         $ 33,659         $ 20,214
                                                  =============    ==============   ==============   ==============   ==============

 Provision for credit losses                          $ 55,120          $ 47,120         $ 45,040         $ 73,001         $ 52,711

 Reserve for loan losses to period end loans             2.42%             2.18%            1.99%            1.81%            1.47%
 Combined reserves for credit losses to period end loans 2.52%             2.27%            2.07%            1.93%            1.65%
 Nonperforming assets to period end loans
     and repossessed assets                              4.19%             3.67%            3.26%            2.65%            1.98%
 Net charge-offs (annualized) to average loans           1.21%             1.13%            1.00%            1.05%            0.64%
 Reserve for loan losses to nonaccruing loans           73.38%            74.59%           73.99%           77.73%           88.05%
 Combined reserves for credit losses to
     nonaccruing loans                                  76.51%            77.55%           77.11%           82.78%           98.69%

 (A) includes residential mortgage loans guaranteed by$ 11,234          $ 11,079         $ 10,514         $ 10,396          $ 9,604
        agencies of the U.S. government.  These loans
        have been modified to extend payment terms and/or
        reduce interest rates to current market.
 (B) includes loans subject to First United Bank seller$ 4,173           $ 8,305         $ 11,287         $ 13,181         $ 13,262